UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011

Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)
(949) 282-5800
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), the Company's stockholders approved an amendment and restatement of the Company's 2007 Incentive Award Plan (the “Plan”), increasing the number of shares of the Company's Class A common stock reserved for issuance thereunder by 1,850,000 shares, from 2,623,181 shares to 4,473,181 shares. The other terms and conditions of the Plan were not changed. A copy of the Plan, as amended and restated, was attached as Exhibit A to the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 1, 2011 (the “Proxy Statement”), the terms and conditions of which are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's stockholders voted on five proposals, as described below. Each of the five proposals was described in detail in the Proxy Statement.

Proposal 1

The Company's stockholders elected three Class I directors, with each to serve a three-year term expiring at the Company's 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
M. Bernard Puckett	174,935,476	636,845	3,400,339
Glenn S. Schafer	174,935,576	636,745	3,400,339
William C. Scott	174,750,814	821,507	3,400,339

Proposal 2

The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,797,206	277,049	498,066	3,400,339

Proposal 3

The Company's stockholders approved, on an advisory basis, “every year” as the frequency forfeiture advisory votes on the compensation of the Company's named executive officers, as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
168,178,430	837,329	6,062,483	494,079	3,400,339

In light of a majority of votes at the Annual Meeting being cast in favor of holding future advisory votes on the compensation of the Company's named executive officers every year, on May 3, 2011, the Company's Board of Directors approved holding such an advisory vote every year.

Proposal 4

The Company's stockholders approved the amendment and restatement of the Plan referred to in Item 5.02 above, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,771,451	1,341,577	459,293	3,400,339

Proposal 5

The Company's stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,520,106	433,765	18,789	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
10.1
Amended and Restated 2007 Incentive Award Plan (incorporated herein by reference to Exhibit A of the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 1, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2011	SKILLED HEALTHCARE GROUP, INC.
/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description
10.1
Amended and Restated 2007 Incentive Award Plan (incorporated herein by reference to Exhibit A of the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 1, 2011)